EXHIBIT 10.10

AMENDMENT TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT is made and entered into as of May 15, 2008 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this “Amendment”) by and among CATALOG RECEIVABLES LLC, a Delaware limited liability company (the “Seller”), SPIRIT OF AMERICA, INC., a Delaware corporation, as servicer (in such capacity, the “Servicer”), SHEFFIELD RECEIVABLES CORPORATION, a Delaware corporation (the “Purchaser”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, as administrator for the Purchaser (in such capacity, the “Administrator”).

BACKGROUND

WHEREAS, the Seller, the Servicer, the Purchaser and the Administrator entered into an Amended and Restated Receivables Purchase Agreement dated as of June 2, 2005 (as amended, the “Existing Purchase Agreement”), pursuant to which the Purchaser has agreed, subject to the terms and conditions contained in the Existing Purchase Agreement, to purchase an undivided interest in Pool Receivables from the Seller from time to time during the term of the Existing Purchase Agreement;

WHEREAS, the parties to the Existing Purchase Agreement desire to amend the Existing Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Existing Purchase Agreement.

SECTION 2. Amendments.  Appendix A to the Existing Purchase Agreement shall be amended as follows:

(a) The definition of “Portfolio Excess Spread Amount” shall be deleted in its entirety and replaced with the following definition:

“Portfolio Excess Spread Amount” with respect to any Due Period, shall equal the result of (a) Finance Charge Collections during such Due Period, plus (b) investment earnings included in Available Funds for such Settlement Date pursuant to Section 3.08(a), minus (c) the amount of Receivables which became Charged-Off Receivables during such Due Period, minus (d) the Earned Discount, Program Fees and Unused Program Fees accrued during such Due Period, minus (e) Servicer’s Fees for such Due Period.

Amendment to
Amended and Restated Receivables Purchase Agreement

(b) The definition of “Termination Date” shall be deleted in its entirety and replaced with the following definition:

“Termination Date” means the earlier of

(a) the Purchase Termination Date; and

(b) May 14, 2009.

SECTION 3. Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction

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Amendment to
Amended and Restated Receivables Purchase Agreement

SECTION 4. Governing Law.  THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 5. Miscellaneous.  The Existing Purchase Agreement, as amended hereby, remains in full force and effect.  Any reference to the Existing Purchase Agreement from and after the date hereof shall be deemed to refer to the Existing Purchase Agreement as amended hereby, unless otherwise expressly stated.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

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Amendment to
Amended and Restated Receivables Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CATALOG RECEIVABLES LLC, as Seller By: _____________________________ Name: Kirk R. Simme Title: Vice President

SPIRIT OF AMERICA, INC., as Servicer By: _____________________________ Name: Kirk R. Simme Title: Vice President

Amendment to
Amended and Restated Receivables Purchase Agreement

SHEFFIELD RECEIVABLES CORPORATION, as Purchaser

By: BARCLAYS BANK PLC, as attorney-in-fact By: ______________________________________ Name: ____________________________________ Title: _____________________________________

BARCLAYS BANK PLC, as Administrator By: ______________________________________ Name: ____________________________________ Title: _____________________________________

Amendment to
Amended and Restated Receivables Purchase Agreement

The undersigned, as Guarantor under the Amended and Restated Guaranty, dated as of June 2, 2005 (the “Guaranty”), confirms that it has reviewed and approved the foregoing amendment and that such Guaranty remains in full force and effect after giving effect thereto.

FASHION SERVICE CORP.

By:_________________________________ Name: Kirk R. Simme Title: Vice President

Amendment to
Amended and Restated Receivables Purchase Agreement